TAX ON INCOME	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
TAX ON INCOME
NOTE 10	-	TAX ON INCOME

A.	Tax rates applicable to the income of the Israeli companies:

Manuka is taxed according to Israeli tax laws.

The Israeli corporate tax rate from the year 2018 and onwards is 23%.

B.	As of December 31, 2021, the Company had total net operating losses in Israel of approximately $393 thousand, which may be carried forward and offset against taxable income in the future.

C.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are as follows:

	December 31
	2021	2020
	Thousands U.S. $
Operating loss carryforward	361	64

Net deferred tax asset before valuation allowance	85	15
Valuation allowance	(85)	(15)
Net deferred tax asset	-	-

As of December 31, 2021, the Company has provided a full valuation allowance of $85 thousands in respect of deferred tax assets resulting from tax loss carryforward. Management currently believes that because the Company has a history of losses, it is more likely than not that the deferred tax regarding the loss carryforward will not be realized in the foreseeable future.

D.	Available Carryforwards tax losses:

As of December 31, 2021, the Company has an accumulated tax loss carryforward of approximately $371 thousands. Carryforward tax losses in Israel are of unlimited duration.

E.	Due to the Company’s cumulative losses, the effect of ASC 740 as codified from ASC 740-10 is not material.